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Exhibit 32.2


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Financial Officer of Speaking Roses International, Inc., a Utah corporation (the "Company"), hereby certify, based on my knowledge, that the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By  /s/ David R. Nichols
David R. Nichols,
Controller and Acting Chief Financial
Officer

May 17, 2007















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